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                                                                   EXHIBIT 10(a)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references made to our firm under the caption "Financial Statements" and to the use of our reports as follows: our report dated March 29, 2002 (except for footnote 7, as to which the date is December 20, 2002), with respect to the financial statements of the Separate Account Franklin Life Variable Annuity Fund of The Franklin Life Insurance Company ("The Franklin"); our report dated February 1, 2002 (except for footnote 14, as to which the date is December 20, 2002), with respect to the consolidated financial statements of American General Life Insurance Company ("AGL"); our report dated May 3, 2002 (except for footnote 15, as to which the date is December 20, 2002), with respect to the statutory-basis financial statements of All American Life Insurance Company; our report dated February 5, 2002 (except for footnote 12, as to which the date is December 20, 2002), with respect to the financial statements of The American Franklin Life Insurance Company; and our report dated February 5, 2002 (except for footnote 14, as to which the date is December 20, 2002), with respect to the consolidated financial statements of The Franklin; all included in the Form N-4 Registration Statement Amendment No. 24 under the Investment Company Act of 1940 (Registration No. 811-01990), and also under the Securities Act of 1933, to be filed by the Registrant, AGL Separate Account VA-2, with the Securities and Exchange Commission on December 31, 2002.



                                                /s/  ERNST & YOUNG, LLP
                                                ------------------------------

Houston, Texas
December 30, 2002